1 Fourth Quarter & Fiscal Year 2008 Earnings Conference Call March 12, 2009 a Exhibit 99.2

Forward-Looking Statements
Certain statements in this presentation are forward-looking statements within the meaning of Section
27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of
1934, as amended. In addition, the management of Hexion Specialty Chemicals, Inc. (which may be referred to as “Hexion,” “we,” “us,” “our” or the “Company”) may from time to time make oral forward-
looking statements. Forward looking statements may be identified by the words “believe,” “expect,”
“anticipate,” “project,” “plan,” “estimate,” “will” or “intend” or similar expressions. Forward-looking statements reflect our current views about future events and are based on currently available financial, economic and competitive data and on our current business plans. Actual results could vary materially depending on risks and uncertainties that may affect our markets, services, prices and other factors as discussed in our 2008 Annual Report on Form 10-K, and our other filings, with the Securities and
Exchange Commission (SEC). Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: economic factors such as the current credit crises and economic downturn and their related impact on liquidity and an interruption in the supply of or increased pricing of raw materials due to natural disasters; competitive factors such as pricing actions by our competitors that could affect our operating margins; and regulatory factors such as changes in governmental regulations involving our products that lead to environmental and legal matters as described in our 2008 Annual Report on Form 10-K, and our other filings, with the SEC.
This presentation contains non-GAAP financial information. Reconciliation to GAAP is included at the end of the presentation.

3 Overview of Fourth Quarter & FY08 Results Craig O. Morrison Chairman, President & Chief Executive Officer

Fourth Quarter 2008 Results
Fourth quarter 2008 trends reflected dramatically weakening market conditions and inventory destocking by customers in most of Hexion’s core markets, resulting in a significant decline in volumes
Fourth quarter volumes dramatically declined as the quarter progressed
Hexion Specialty Chemicals Fourth Quarter 2008 results impacted by global recession:
– Revenues of $1.18 billion, a 20% decrease over the prior year
– Operating loss of $876 million compared to operating income of $21 million in prior year
– Q408 results reflected $800 million in terminated merger and settlement costs
– Segment EBITDA
(1)
of $46 million compared to $125 million in prior year quarter
The Company has announced aggressive actions to address the EBITDA decline and enhance liquidity
– Hexion is pursuing ~$100 million in incremental cost reduction programs, an increase versus the previously-announced target of $60 million
– The Company is taking additional actions to further improve cash flow, including: reducing discretionary spending; decreasing targeted FY09 capital spending to $111 million; and lowering inventory levels
Year-end 2008 pro forma adjusted EBITDA of $596 million and an interest coverage ratio of 2.41
(1)
On December 14, 2008, Hexion Specialty Chemicals, Inc. entered into a settlement agreement with Huntsman
Corporation (NYSE: HUN) (“Huntsman”)  and other parties
– Affiliate of Apollo agreed to make a $200 million investment in Hexion
Hexion is Responding Aggressively to the Unprecedented Downturn in Market Conditions
(1) Segment EBITDA and Adjusted EBITDA are non-GAAP financial measures. The closest GAAP financial measure is Net Income (Loss). A table that reconciles these two measures is at the end of this presentation. Management believes that Adjusted EBITDA is meaningful to investors because the Company is required to have an Adjusted
EBITDA to Fixed Charges ratio of greater than 2.0 to 1.0 to incur additional indebtedness under its indenture for the Second Priority Senior Secured Notes. As of December 31,
2008, the Company was able to satisfy this covenant and incur additional indebtedness under its indentures. December 31, 2008 Adjusted EBITDA includes $119 million of in-
process Hexion synergies and productivity savings.

| | | △ |
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HEXION
Specialty Chemicals

Fourth Quarter and Fiscal Year 2008
Summary Financial Performance
Quarter Ended December 31
461
(1,190)
(893)
$ 6,093
2008
611
(65)
302
$5,810
2007
(25)%
nm
nm
5%
(63)%
nm
nm
(20)%
(63) (921) Net loss
125
21
$1,480
2007
(876)
Operating
(loss)
income
46
$ 1,178
2008
Segment
EBITDA
(2)
Revenue
($ in millions)
Year Ended
Q408
operating loss
reflects lower
volumes, $800
million in
terminated
merger and
settlement
costs and $23
million from
extended
shutdowns
Lower Volumes Offset Falling Raw Material Trends in Q408 Lower Volumes Offset Falling Raw Material Trends in Q408
(1)
(1) Further information about the terminated transaction can be found in the Company’s Annual Report on Form 10-K.
(2) Segment EBITDA excludes in-process synergies and the pro forma effect of acquisitions.
FY08
operating
loss reflects
$1,027
million in
terminated
merger and
settlement
costs
(1)

0.65
0.75
0.85
0.95
1.05
1.15
1.25
1.35
Hexion Global Raw Material Cost Index
Raw Material
Index decreased
17%  in Q408
versus Q407
average levels
Q1 Q2 Q3
2008 2007
Q4 Q4 Q3 Q2 Q1
Source:  CMAI data.
Summary
Volume declines masked benefit of falling raw materials in Q408
Average raw material prices increased for FY08 vs. FY07 reflecting dramatic increases through October 2008:
– Phenol increased 2%
– Methanol increased 14%
– Urea  increased 53%
Year over year, Hexion raw material costs increased ~$225 million in FY08 vs. FY07
Persistent Raw Material Volatility Continues with
Q408 Decline

Quarterly Results Reflect the Global Recession;
Full-Year 2008 Revenue Up 5 Percent
(15)%
6%
(26)%
(25)%
Net Sales
Performance
Products
Coatings
& Inks
Formaldehyde
& Forest
Products
Epoxy &
Phenolic
Resins
FY08 vs. FY07
Summary
Fourth Quarter 2008 revenue drop reflects unprecedented end market decline, lower raw material costs and weak volumes
Full-year top-line growth supported by pricing actions related to the pass-through of raw material increases and acquisition gains of $158 million
Performance Products continues to grow despite a negative economic environment
14%
14%
3%
(6)%
Q408 vs. Q407

Summary
EPRD quarterly results reflect dramatic declines in end markets and inventory destocking
Forest Products’ results illustrate the ongoing slowdown in N. American housing starts and extended seasonal shutdowns by customers, partially offset by Eastern European wood market
Hexion is taking aggressive cost actions to address market challenges in Coatings and Inks segment
Performance Products driven by strong oilfield products growth and traction from recent new product introductions
Segment EBITDA Results
(1) Segment EBITDA excludes in-process synergies and the pro forma effect of acquisitions.
90
35
194
$ 192
19
12
42
$ 65
73 23
Performance
Products
81 (4)
Coatings
and Inks
177 41
Formaldehyde
and Forest
Product Resins
$ 334 $ (2)
Epoxy and
Phenolic
Resins
$ in millions
Quarter Ended December 31 Year Ended
2008 2008 2007 2007

At 9/30/08 At 12/31/08
Expanded Productivity Program Aimed at Aligning
Cost Structure with Recessionary Market Conditions
Pursuing ~ $100 million in additional
productivity savings from an expanded
restructuring program
– Actions include a 15% reduction in
staffing
– Most of the actions to obtain these
savings will be completed within the
next 12-18 months
– Hexion expects working capital
reductions will fund one-time costs of
$44 million
Hexion achieved $17 million in targeted
synergies and productivity savings in Q408
The Company had $119 million in
unrealized  synergy and productivity
savings as of Dec. 31, 2008
Further actions under consideration
$97
$119
Synergy and Productivity Program
($ millions)
Additional
Productivity
Initiatives
Additional
Productivity
Initiatives
$60
$39
Hexion Estimates ~ $50 Million In Potential Productivity Initiatives
That Are Currently Under Review And Not Reflected In LTM Adjusted EBITDA At 12/31/08
Additional
Actions Under
Consideration
• site actions
• utility &
wastewater
initiatives
• contract
services
negotiations
• SG&A
actions

Ongoing Focus On Streamlining
Manufacturing Footprint
2007 Site Actions:
– Lynwood, California (Coatings)
– Clayton, U.K. (Coatings)
– Hamburg, Germany (Coatings)
– Molndal, Sweden (Coatings)
– Vancouver, British Columbia (Forest Products)
– High Point, North Carolina (Forest Products)
2008 Site Actions
– LaVal, Quebec (Forest Products)
– Virginia, Minnesota (Forest Products)
– Hernani, Spain (Phenolic Resins)
– Santo Varao, Portugal (Inks)
– Sant’ Albano, Italy (Coatings)
– SG&A Reductions (Inks, FFP, Corp.)
2009 Site Actions
– Pleasant Prairie, Wisc. (Inks)
– SG&A Reductions (Corp.)
(1) Sites remain operational; actions included stopping production of solvent-based coatings at our Lynwood California facility, as well as ceasing production of two amino resin departments at
Sant’ Albano, Italy.
(1)
(1)
A
a
2008 Site Actions:
Annualized savings of  ~ $16 million

13.1%
11.1%
2007 2008
Working Capital as a Percentage
of LTM Sales
Focus on Working Capital Continues in 2009 Focus on Working Capital Continues in 2009
Hexion Reduced Working Capital by $80 million as of
December 31, 2008

Update Related to the Huntsman Litigation Settlement Agreement
As previously announced, on December 14, 2008, the Company entered into a settlement agreement and release with Huntsman Corporation (NYSE: HUN)
(“Huntsman”) and certain other parties with respect to litigation relating to the
Huntsman merger agreement. Under the settlement agreement:
– Hexion paid Huntsman a $325 million termination fee, as required by the merger agreement
– Hexion paid Huntsman $225 million, reserving all rights with respect to reallocation of the payment to certain other affiliates of Apollo
– Certain affiliates of Apollo paid Huntsman $200 million, reserving all rights with respect to reallocation of the payment to certain other affiliates of Apollo
– Certain affiliates of Apollo purchased $250 million of Huntsman’s 7%
convertible senior notes (See filed termination agreement.)
Also, affiliates of Apollo committed to a $200 million investment in Hexion
The termination fee was borrowed by Hexion LLC. The $325 million termination fee loan is a six-year loan to Hexion LLC with a payment in kind (PIK) provision that enables Hexion LLC, at its option, to accrue the interest at intervals during the term loan in lieu of paying cash interest payments
– Since the borrowing was made by Hexion’s parent, the Company’s cash flow and debt covenant  calculations are not impacted

Q109 Outlook and 2009 Actions
The Company expects a recession throughout 2009 and possibly beyond
The Company is leveraging the cash management expertise that it has acquired through 14 years of private equity ownership
Hexion is focused on achieving its unrealized synergy and productivity initiatives, as well as liquidity-
enhancing actions
Cash preservation actions, include:
– Reduction of safety stock to reduce inventories
– Various productivity initiatives, such as utility and processing actions
– Lowering FY09 capital expenditure target by 17 percent compared to FY08 spend
– Weekly senior management reviews of global demand as certain plants remain idled until demand improves
– Monthly working capital reviews led by senior management
– Acceleration of collection of accounts receivable through factoring
Q109 volumes remain weak reflecting the general industrial environment
Hexion expects first quarter volumes and operating margins to be in line with the fourth quarter 2008 results
Strategically leveraging Apollo’s $200 million equity commitment
Despite economic headwinds, the Company is making selective investments in high-growth markets
– Two international Forest Product manufacturing facilities coming online in 2H09

14 William H. Carter Executive Vice President & Chief Financial Officer Financial Review

Epoxy and Phenolic Resins (EPRD)
Fourth Quarter 2008 Segment Highlights
$ 65
$ 602
2007
nm $ (2)
Segment
EBITDA
(26)% $ 446
2008
Revenue
($ in millions)
Quarter Ended December 31
Q408 Sales Comparison YOY
(26)% -- (5)% 6% (27)%
Total
Acquisitions/
Divestitures
Currency
Translation Price/Mix Volume
Summary
Several large epoxy sites were idled in
December due to volume declines
–
Hexion recorded $23 million in
increased operating losses from
extended shutdowns, primarily
within EPRD
EBITDA declines reflected:
–
Ongoing competitive pressures
within intermediates and base
epoxies
–
Slowing European markets and
auto demand plummeting in
December
–
Supplier force majeure in Q408
Continued strength in wind energy
markets supported specialty epoxy sales
–
Hexion announced plans for a
new blending site in Germany
slated to come online in Q309

Formaldehyde and Forest Products (FFP) Resins
Fourth Quarter 2008 Segment Highlights
$ 42
$ 478
2007
(2)% $ 41
Segment
EBITDA
(15)% $ 405
2008
Revenue
($ in millions)
Quarter Ended December 31
Summary
Q408 volumes continue to reflect
challenging North American
housing market
Strategic Eastern European
acquisition bolstered both
quarterly and full-year earnings
World-scale formaldehyde and
resins manufacturing complex is
under construction in southern
Brazil to serve the rapidly
growing engineered wood
products market
Russian joint venture expansion
remains on track for first-half
2009 production
Q408 Sales Comparison YOY
(15)% 4% (10)% 14% (23)%
Total
Acquisitions/
Divestitures
Currency
Translation Price/Mix Volume

Coatings and Inks (C&I)
Fourth Quarter 2008 Segment Highlights
$ 12
$ 316
2007
nm $ (4)
Segment
EBITDA
(25)% $ 238
2008
Revenue
($ in millions)
Quarter Ended December 31
Summary
Dramatic declines in demand
and competitive pricing
pressures hampered results
within both Coatings and Inks
businesses
Hexion continues to take actions
to improve its cost structure
within this segment
– Announced closure of a
North American Inks site in
December 2008
Hexion’s expanded productivity
program strategically focuses on
certain portions of C&I business
Q408 Sales Comparison YOY
(25)% -- (4)% 3% (24)%
Total
Acquisitions/
Divestitures
Currency
Translation Price/Mix Volume

Performance Products (PPD)
Fourth Quarter 2008 Segment Highlights
$ 19
$ 84
2007
21% $ 23
Segment
EBITDA
6% $ 89
2008
Revenue
($ in millions)
Quarter Ended December 31
Summary
Strong demand for oilfield
products, partially offset by soft
foundry business, drove positive
overall results
Hexion recently announced
several Oilfield site expansions:
– Completed construction of
a new facility in Oklahoma
City, OK, in Q408 and site
became operational in
January ‘09
– Distribution site expansion
in Wyoming expected to
come online in late Spring
‘09
– Finalizing site commission
work in Cleburne, Texas
Q408 Sales Comparison YOY
6% -- (2)% 2% 6%
Total
Acquisitions/
Divestitures
Currency
Translation Price/Mix Volume

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| | | | ■<br>■<br>■ |
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HEXION
Specialty Chemicals

Huntsman Litigation: Accounting Standards Require
Profit & Loss Recognition
No
No
No
Cash Impact
Paid by certain affiliates of
Apollo, reserving all rights with
respect to reallocation of the
payment to certain other affiliates
of Apollo
$200 million recorded as a
credit to capital (1)
Yes Settlement of Claims:
$200 million
Paid by Hexion, reserving all
rights with respect to reallocation
of the payment to certain other
affiliates of Apollo
$225 million advance shown as
long term liability on balance
sheet
Will be settled by any insurance
proceeds received with the
difference recorded as a capital
contribution
Yes Settlement of Claims:
$225 million
Paid by Hexion, as required by
the merger agreement
$325 million capital contribution
from Hexion LLC
Yes Termination Fee:
$325 million
Other P&L Impact
(1) Recorded in accordance with SEC SAB Topic 5T; the $200 million Apollo settlement was recorded by Hexion as an expense and a credit to paid-in capital

Balance Sheet Update & Financial Summary
Productivity initiatives, along with expected decreases in raw material costs in first half of 2009, should further boost efforts to improve working capital
– Working capital at December 31, 2008 was $679 million, a decrease of $80 million from
December 31, 2007.
FY08 capital expenditures totaled $134 million, which included $13 million invested in a new plant currently under construction in Brazil, versus the original FY08 guidance of $150 million
Aggressively managing capital expenditures
– Adjusting 2009 capital expenditure target downward to ~ $110 million
– FY09 maintenance and environmental capital expenditures are estimated to be approximately 60 percent of 2009 target
Liquidity: cash plus borrowing availability of $418 million at December 31, 2008, which includes the $200 million Apollo commitment to Hexion
No significant debt maturities until 2013
Net Debt: $3.7 billion (12/31/08) Net Debt: $3.7 billion (12/31/08)

Hexion Benefits from Long-Dated Maturities and
Liquidity Commitment
Hexion has limited short term debt service requirements and no immediate refinancing risks
$325 million termination debt facility has no impact on Hexion’s covenant calculations or the Company’s short and medium term cash flows
– Debt was borrowed by Hexion’s parent on an unsecured
basis and contributed to Hexion to pay the termination fee
– Debt has a PIK provision for the payment of interest.  This eliminates any debt service requirements until maturity in
2014.
– Operating Company does not guarantee the debt
– There are no maintenance covenants
– There is no impact on Hexion’s current covenants since
the debt is with the parent company
Apollo’s continued support provides additional liquidity and flexibility
– Certain affiliates of Apollo have committed to purchase
$200 million of preferred units and warrants of Hexion
LLC prior to 12/31/11
– Hexion has right to request investment earlier, as
necessary
– Combination of any liquidity facilities and investment
commitment will at no time exceed $200 million
– $100 million term loan proceeds received on
March 2, 2009
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
$2,000
$2,200
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015+
Debt Maturities

22 Craig O. Morrison Summary

Summary: Hexion Fourth Quarter & FY08 Results
Hexion’s fourth quarter 2008 results reflected recessionary end market conditions and significant inventory destocking by customers
Full-year sales gain of 5% driven by product, customer and geographic diversity, as well as raw material contractual pass-through capabilities
While global market conditions continued to soften during Q408, Hexion is carefully managing the restart of facilities in light of first quarter 2009 volume softness
Based on operating trends to date in the first quarter of 2009, the Company expects first quarter volumes and operating margins to be in line with the fourth quarter of 2008
Hexion announced increased productivity savings of ~ $100 million focused on improving operational efficiencies
– Additional savings measures under evaluation
The Company has taken a number of actions intended to enhance liquidity for 2009
Management team is experienced in operating in a cash-driven environment
Hexion posted a December 31, 2008 pro forma adjusted EBITDA of $596 million

24 Appendices

Reconciliation of Non-GAAP Financial Measures
(1) -- (1) -- Purchase accounting effects/inventory step-up
(38) (27) (10) (7) Integration costs
-- (37) -- (24) Derivative settlement
(1) -- -- -- Transaction costs
(921)
(46)
22
(77)
(866)
(48)
1
(19)
(6)
(11)
(800)
46
(12)
23
(4)
41
(2)
2008
Three months ended Dec.  31,
(63)
(53)
(1)
(73)
(61)
(14)
(8)
(5)
--
(37)
--
125
(13)
19
12
42
65
2007
(21) (41) Business realignments
5
(1,027)
(1,190) Net loss
(198) (203) Depreciation and amortization
(44) 17 Income tax benefit (expense)
(310) (304) Interest expense, net
(124) (1,161) Total adjustments
(31) (81) Total unusual items
(17) (8) Other
8 Gains (loss) on divestiture of assets
Unusual items:
(54) (26) Non-cash charges
-- Terminated merger costs
Items not included in Segment EBITDA
Reconciliation:
611 461 Total
(54) (50) Corporate and Other
73 90 Performance Products
81 35 Coatings and Inks
177 194 Formaldehyde and Forest Product Resins
334 192 Epoxy and Phenolic Resins
Segment EBITDA:
2007
2008
Twelve months ended Dec. 31, ($ millions)
(65)

$
Fixed Charge Covenant Calculations
Year Ended
December 31, 2008
$
$
Reconciliation of Net Loss to Adj. EBITDA
Net loss (1,190)
Income taxes (17)
Interest expense, net 304
Depreciation and amortization expense 203
EBITDA (700)
Adjustments to EBITDA
Terminated merger and settlement costs (1) 1,027
Integration  costs (2) 27
Non-cash items (3) 26
Unusual items:
Gain on divestiture of assets (5)
Business realignments
(4)
41
Derivative settlements
(5)
37
Other
(6)
24
Total unusual items 97
In process Synergies & productivity program savings (7) 119
Adjusted EBITDA 596
Fixed Charges
(8)
247
Ratio of Adj. EBITDA to Fixed Charges
(10)
2.41

Fixed Charge Covenant Calculations Footnotes
1. Primarily represents accounting, consulting, tax and legal costs related to the terminated Huntsman merger and related litigation, including the $325 million payment to Huntsman to terminate the merger and the $225 million to settle litigation and the non-cash push-down of settlement costs paid by Apollo of $200 million. Also represents the write-off of previously deferred acquisition costs.
2. Primarily represents redundancy and incremental administrative costs associated with integration programs. Also includes costs to implement a single, company-wide management information and accounting system and a new consolidations and financial reporting system.
3. Includes non-cash charges for impairments of property and equipment and intangible assets, impairments of goodwill, accelerated depreciation, stock-based compensation and unrealized foreign exchange and derivative activity.
4. Represents plant rationalization, headcount reduction and other costs associated with business realignments.
5. Primarily represents derivative settlements on a portion of our cross currency and interest rate swaps.
6. Primarily includes pension expense related to formerly owned businesses, business optimization expenses, management fees and realized foreign currency activity.
7. Represents targeted productivity program savings.
8. The charges reflect pro forma interest expense based on interest rates at February 26, 2009.
9. We are required to have an Adjusted EBITDA to Fixed Charges ratio of greater than 2.0 to 1.0 to be able to incur additional indebtedness under our indenture for the Second Priority Senior Secured Notes. As of December 31,
2008, the Company was able to satisfy this covenant and incur additional indebtedness under this indenture.

Debt at December 31, 2008
2,282 2,254 Floating rate term loans due 2013
69 50 Australian Multi-Currency Term/Working Capital Facility due 2012
625 625 9.75% Second-priority senior secured notes due 2014
200 200 Floating rate second-priority senior secured notes due 2014
3,859
61
15
34
78
247
115
180
12/31/2008
3,720 Total debt
58 Other
12 Capital Leases
34 Industrial Revenue Bonds due 2009
Other Borrowings:
78 Sinking fund debentures: 8.375% due 2016
247 7.875% debentures 2023
115 9.2% debentures due 2021
Debentures:
Senior Secured Notes:
-- Revolving credit facilities due 2011
12/31/2007
($ in millions)
$
$
$
$
Senior Secured Credit Facilities:

29 a